UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	April 1, 2005

QUEST VENTURES INC.
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
201B, 83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01

Disposition of Asset.

On March 31st, 2005 the Registrant announced that it has agreed to assign to Mystic Development Corporation (“Mystic”) the Registrant’s 100% interest in 4,375,000 Class B voting common shares (the “Shares”) of iNoize.com Software Ltd. ("iNoize").  The 4,375,000 Shares represent a 46 2/3% minority interest in the outstanding shares of iNoize.  The Registrant also assigned to Mystic all of its interest in its wholly-owned subsidiary, Jackalope Audio, Inc., which owns the rights to the Jackalope website (www.jackalopeaudio.com).

As part of its acquisition of the Shares, Mystic has agreed to assume all obligations of the Registrant under the Technology License and Website Hosting and Management Agreement dated November 15, 2000 and amended June 30, 2001 (the “License Agreement”), whereby iNoize granted a non-exclusive worldwide right to use its proprietary software technology (the "iNoize Technology") under the domain name, Jackalopeaudio.com ("Jackalope").  Pursuant to the terms of the License Agreement, iNoize will provide all website hosting, technical and management services required to operate the website.  The License Agreement also permits the sublicensing of the iNoize Technology to any third party.

Mystic has agreed to assume the Registrant’s obligation to pay royalties to iNoize of $0.02 Cdn. for each participating end-user, for the first 500,000 end users, and $0.05 Cdn. for each participating end-user thereafter.  The royalties will commence on the date the Jackalope website has 250,000 users.

The iNoize Technology permits peer-to-peer transmission of music files in digital format over the Internet by way of streaming audio without downloading capabilities.

Mystic has also assumed the Registrant’s obligations under the Shareholders' Agreement dated September 28, 2000, with the shareholders of all of the issued and outstanding share capital of iNoize and iNoize (the "Shareholders' Agreement").  Pursuant to the terms of the Shareholders' Agreement, the Registrant was granted a right of first refusal on any subsequent equity or debt financings of iNoize in excess of $20,000 Cdn.  The Registrant was also granted pre-emptive rights on any transfers of shares of iNoize.

As a result of disappointing results from operations of iNoize, the Registrant wrote off its interest in the Shares during fiscal 2003.

iNoize is an arm’s length private company incorporated under the laws of the Province of British Columbia.  Mystic is a private company incorporated under the laws of Colorado.  Anton J. Drescher, a director and President of the Registrant, is the controlling shareholder, President and sole director of Mystic and accordingly, the Registrant’s disposition of the Shares is a non-arm’s length transaction.

At the shareholders meeting held on June 22nd, 2004, the shareholders approved a change of the Registrant’s primary business focus to other business opportunities, including the acquisition, exploration and development of natural resource properties.  Although the Registrant is actively seeking a resource property, no decision has been made to date.

As part of its reorganization and change of business, the Registrant will be seeking shareholder approval at its next annual meeting to a consolidation of the shares of the Registrant on the basis of one new share for each two old shares.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated March 31st, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST VENTURES INC.

Date :

April 1st, 2005

By :

/s/  Anton J. Drescher

Anton J. Drescher,

President

QUEST VENTURES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 74836Q107

NEX Trading Symbol:  QVI.H

DISPOSITION OF ASSET / SHARE CONSOLIDATION

VANCOUVER, B.C. – Quest Ventures Inc. (the “Company”) announces that it has agreed to assign to Mystic Development Corporation (“Mystic”) the Company’s 100% interest in 4,375,000 Class B voting common shares (the “Shares”) of iNoize.com Software Ltd. ("iNoize").  The 4,375,000 Shares represent a 46 2/3% minority interest in the outstanding shares of iNoize.  The Company also assigned to Mystic all of its interest in its wholly-owned subsidiary, Jackalope Audio, Inc., which owns the rights to the Jackalope website (www.jackalopeaudio.com).

As part of its acquisition of the Shares, Mystic has agreed to assume all obligations of the Company under the Technology License and Website Hosting and Management Agreement dated November 15, 2000 and amended June 30, 2001 (the “License Agreement”), whereby iNoize granted a non-exclusive worldwide right to use its proprietary software technology (the "iNoize Technology") under the domain name, Jackalopeaudio.com ("Jackalope").  Pursuant to the terms of the License Agreement, iNoize will provide all website hosting, technical and management services required to operate the website.  The License Agreement also permits the sublicensing of the iNoize Technology to any third party.

Mystic has agreed to assume the Company’s obligation to pay royalties to iNoize of $0.02 Cdn. for each participating end-user, for the first 500,000 end users, and $0.05 Cdn. for each participating end-user thereafter.  The royalties will commence on the date the Jackalope website has 250,000 users.

The iNoize Technology permits peer-to-peer transmission of music files in digital format over the Internet by way of streaming audio without downloading capabilities.

Mystic has also assumed the Company’s obligations under the Shareholders' Agreement dated September 28, 2000, with the shareholders of all of the issued and outstanding share capital of iNoize and iNoize (the "Shareholders' Agreement").  Pursuant to the terms of the Shareholders' Agreement, the Company was granted a right of first refusal on any subsequent equity or debt financings of iNoize in excess of $20,000 Cdn.  The Company was also granted pre-emptive rights on any transfers of shares of iNoize.

As a result of disappointing results from operations of iNoize, the Company wrote off its interest in the Shares during fiscal 2003.

iNoize is an arm’s length private company incorporated under the laws of the Province of British Columbia.  Mystic is a private company incorporated under the laws of Colorado.  Anton J. Drescher, a director and President of the Company, is the controlling shareholder, President and sole director of Mystic and accordingly, the Company’s disposition of the Shares is a non-arm’s length transaction.

At the shareholders meeting held on June 22nd, 2004, the shareholders approved a change of the Company’s primary business focus to other business opportunities, including the acquisition, exploration and development of natural resource properties.  Although the Company is actively seeking a resource property, no decision has been made to date.

As part of its reorganization and change of business, the Company will be seeking shareholder approval at its next annual meeting to a consolidation of the shares of the Company on the basis of one new share for each two old shares.

Dated at Vancouver, British Columbia this 31st day of March, 2005.

ON BEHALF OF THE BOARD OF

QUEST VENTURES INC.

“Anton  J. (Tony) Drescher”

Anton J. Drescher

Director

Quest Ventures Inc.    Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the NEX: QVI.H CUSIP 74836Q107. For more information contact Anton J. Drescher, Telephone (604) 685 – 1017 Facsimile (604) 685 – 5777.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.